Exhibit 10.13

Execution Copy

SECOND AMENDMENT

SECOND AMENDMENT, dated as of March 11, 2014 (this “Second Amendment”), to the Amended and Restated Credit Agreement, dated as of March 16, 2011 (as amended by the First Amendment, dated as of September 28, 2012, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Armored Autogroup Intermediate Inc., Armored Autogroup Inc. (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Majority Facility Lenders with respect to the Revolving Facility have agreed to modify the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.                            Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                            Second Amendment.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” to delete “minus,” from the end of clause (m) and to insert a new clause (n) as follows:

(n)                                 for purposes of determining compliance with Section 7.1 only, IDQ Investment Expenses; and minus,

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by adding in alphabetical order the following new definitions:

“IDQ Investment Expenses”:  any fees or expenses incurred or paid by Holdings (or any direct or indirect parents thereof), the Borrower or any of its Restricted Subsidiaries in connection with the acquisition of IDQ Acquisition Corp., a Delaware corporation, directly or indirectly, by Armored AutoGroup Parent, Inc., the implementation of a management services agreement with IDQ Acquisition Corp. or any of its subsidiaries and the Second Amendment, and expenses incurred to achieve cost savings, operating expense reductions, other operating improvements and synergies related to IDQ Acquisition Corp. (including legal, accounting, auditing and consulting expenses, costs related to insurance premiums and any costs or expenses incurred by Holdings (or any direct or indirect parents thereof), the Borrower or a Restricted Subsidiary pursuant to or with respect to any management equity plan or stock option plan or any other management or employee benefit plan or any stock subscription or shareholder agreement); provided, that such amount shall not exceed 75% of the total amount of fees and expenses incurred or paid by Armored AutoGroup Parent, Inc. and its Subsidiaries in connection with the acquisition of IDQ Acquisition Corp., the implementation of a management services agreement with IDQ Acquisition Corp. or any of its subsidiaries and the Second Amendment, and expenses incurred to achieve cost savings, operating expense reductions, other operating improvements and synergies related to IDQ Acquisition Corp.

“Second Amendment”: the Second Amendment, dated as of March 11, 2014, to this Agreement.

SECTION 3.                            Effectiveness.  This Second Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:

(a)                                 The Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Majority Facility Lenders with respect to the Revolving Facility.

(b)                                 To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.                            Representations and Warranties.  Each of Holdings and the Borrower represents and warrants to each of the Lenders party hereto and the Administrative Agent that as of the Second Amendment Effective Date:

4.1.                            This Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.2.                            Each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 5.                            Effect of Second Amendment.

5.1.                            Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms,

2

conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.2.                            On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.  This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.                            General.

6.1.                            GOVERNING LAW.  THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.2.                            Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Second Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

6.3.                            Counterparts.  This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Second Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4.                            Headings.  The headings of this Second Amendment are used for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

[remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

ARMORED AUTOGROUP INTERMEDIATE INC.

By:	/s/ David Lundstedt
Name: David Lundstedt
Title: President; Chief Executive Officer

ARMORED AUTOGROUP INC.

By:	/s/ David Lundstedt
Name: David Lundstedt
Title: President; Chief Executive Officer

Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Tony Wong
	Name:	Tony Wong
	Title:	Vice President

Second Amendment

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Steven A. Ebarhardt
Name: Steven A. Ebarhardt
Title:

By:	/s/ Kelvin Cheng
Name: Kelvin Cheng
Title: Executive Director

Second Amendment

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

Second Amendment